SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported): February 19,1997


                               ECLIPSE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)





           Colorado                    2-94117-D                   84-0867911
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  State or Other Jurisdiction        (Commission                 (IRS Employer
   of Incorporation)                 File Number)             Identification No)


Holly Sugar Building, Suite 330, 2 N. Cascade Avenue,Colorado Springs, CO. 80903
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Address of Principal Executive Office)                                (Zip Code)


  Registrant's telephone number, including Area Code:   719/520-1800
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (A) Company's previous independent auditors, Hein & Associates, resigned in June of 1996. Company filed its 8-K and 8-Ka with respect thereto in a timely fashion.

     (B) New Independent Accountant. On the 19th day of February, 1997, the Board of Directors of the Company elected Cordovano & Co., 201 Steele Street, Suite 300, Denver, CO, 80206, as its new independent accountant. Cordovano & Co. will audit the Company's financial statements for the fiscal year ending December 31, 1996, and will assist the Company in the preparation of its Form 10-KSB for such period. In the two most recent fiscal years and through the 19th day of February, 1997, the Company has not previously consulted with Gordovano & Go. and has not consulted with Gordovano & Co. on items which concerned the subject matter of a disagreement or reportable event with its previous auditors, Hein & Associates (as described in Regulation SB, Item 304(a)(2).


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(A) Financial Statements.  Not applicable.

(B) Proforma Financial Information.  Not applicable.

(C) Exhibits.  Not applicable.


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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19. 1997
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                                 ECLIPSE CORPORATION


                                 By:  /s/ J. Royce Renfrow
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                                        J. ROYCE  RENFROW
                                 Corporate Secretary / General Counsel


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